Future Minimum Rental Payments Due under Leases (Detail) (USD $)	Dec. 31, 2011
Operating Leased Assets [Line Items]
2013	$ 229,580
2014	119,423
2015	57,164
2016	57,164
2017	57,164
Operating Leases, Future Minimum Payments Due, Total	$ 520,495